EXHIBIT 10(f)
Date: Mar 09, 2000	Contract No.: 104683

NNS SERVICE AGREEMENT

This AGREEMENT is entered into by ANR PIPELINE COMPANY (Transporter) and THE PEOPLES GAS LIGHT & COKE COMPANY (Shipper).

WHEREAS, Shipper has requested Transporter to transport Gas on its behalf and Transporter represents that it is willing to transport Gas under the terms and conditions of this Agreement.

NOW, THEREFORE, Transporter and Shipper agree that the terms below, together with the terms and conditions of Transporter's applicable Rate Schedule and General Terms and Conditions of Transporter's FERC Gas Tariff constitute the transportation service to be provided and the rights and obligations of Shipper and Transporter.

1. RATE SCHEDULE: No Notice Service (NNS)

2. CONTRACT QUANTITIES:

Contract Quantity - see Exhibit attached hereto.

3. TERM OF AGREEMENT:

Apr 01, 2000 to

Mar 31, 2003

4. RATES:

Maximum rates, charges, and fees shall be applicable for the entitlements and quantities delivered pursuant to this Agreement unless Transporter has advised Shipper in writing or by GEMStm that it has agreed otherwise. For example, Transporter and Shipper may agree that a specified discounted rate will apply: (a) only to certain specified firm service entitlements under this Agreement; (b) only if specified quantity levels are actually achieved under this Agreement (with higher rates, charges, and fees applicable to all quantities above those levels, or to all quantities under the Agreement if the specified levels are not achieved); (c) only to production reserves committed by the Shipper; (d) only during specified time periods; or (e) only to specified Receipt Points, Delivery Points, Mainline Area Segments, Supply Areas, transportation paths, or defined geographical areas; provided, however, that any such discounted rates set forth above shall be between the minimum and maximum rates applicable to the service provided under this Agreement.

It is further agreed that Transporter may seek authorization from the Commission and/or other appropriate body at any time and from time to time to change any rates, charges or other provisions in the applicable Rate Schedule and General Terms and Conditions of Transporter's FERC Gas Tariff, and Transporter shall have the right to place such changes in effect in accordance with the Natural Gas Act. This Agreement shall be deemed to include such changes and any changes which become effective by operation of law and Commission order. Nothing contained herein shall be construed to deny Shipper any rights it may have under the Natural Gas Act, including the right to participate fully in rate or other proceedings by intervention or otherwise to contest changes in rates in whole or in part.

5. INCORPORATION BY REFERENCE:

The provisions of Transporter's applicable Rate Schedule and the General Terms and Conditions of Transporter's FERC Gas Tariff, are specifically incorporated herein by reference and made a part hereof.

6. NOTICES:

All notices can be given by telephone or other electronic means, however, such notices shall be confirmed in writing at the addresses below or through GEMStm,. Shipper and Transporter may change the addresses below by written notice to the other without the necessity of amending this Agreement:

TRANSPORTER:

ANR PIPELINE COMPANY

500 Renaissance Center

Detroit, Michigan 48243
Attentions:	Gas Control (Nominations)
Volume Management (Statements)
Cash Control (Payments)
Customer Administration (All Other Matters)

SHIPPER:

THE PEOPLES GAS LIGHT & COKE COMPANY

130 E RANDOLPH DR

22ND FLOOR

CHICAGO, IL 60601-6207
Attention:	BOB HAYES
Telephone:	312-240-3938
Fax:	312-240-4211

INVOICES AND STATEMENTS:

THE PEOPLES GAS LIGHT & COKE COMPANY

130 E RANDOLPH DR 23RD FLR

CHICAGO, IL 60601-6207
Attention:	Tom Smith
Telephone:	312-240-7692
Fax:	312-240-3865

NOMINATIONS

THE PEOPLES GAS LIGHT & COKE COMPANY

130 E RANDOLPH DR

22ND FLOOR

CHICAGO, IL 60601-6207
Attention:	BOB HAYES
Telephone:	312-240-3938
Fax:	312-240-4211

ALL OTHER MATTERS:

THE PEOPLES GAS LIGHT & COKE COMPANY

130 E RANDOLPH DR

22ND FLOOR

CHICAGO, IL 60601-6207
Attention:	LILIAN THOMAS
Telephone:	312-240-3968
Fax:	312-240-4211

7. FURTHER AGREEMENT:

A. For the period April 1, 2000 through March 31, 2003, the rates for service under this Agreement will be a reservation rate of $1.0654 per dth per month. In addition, Shipper shall pay the Minimum Commodity Rate as stated in Transporter's FERC Gas Tariff.

B. If, for any reason, Transporter is prohibited from charging and/or collecting the revenues generated under this Agreement on the basis of the reservation and commodity rates set forth in Paragraph 7(A) above, then Transporter shall have the right to adjust (prospectively only) such reservation and/or commodity rates so as to enable Transporter to charge and collect the same level of revenues Transporter would have received as previously agreed between Transporter and Shipper.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective Officers or Representatives there unto duly authorized to be effective as of the date stated above.

SHIPPER: THE PEOPLES GAS LIGHT & COKE COMPANY
By: /s/ William E. Morrow
Title: Executive Vice President
Date: July 13, 2000

TRANSPORTER: ANR PIPELINE COMPANY
By: /s/ John T. Donaldson, Jr.
Title: Vice President
Date: August 04, 2000

	Contract No:	104683
PRIMARY DELIVERY EXHIBIT	Rate Schedule:	NNS
To Agreement Between	Contract Date:	Mar 09, 2000
ANR PIPELINE COMPANY (Transporter)	Amendment Date:
AND THE PEOPLES GAS LIGHT AND COKE COMPANY (Shipper)

Primary	Primary
Delivery	Delivery	MDQ
Point No.	Point Name	(DTH)

4196	EAST JOLIET
FROM: Apr 01, 2000	TO: Mar 31, 2003	40000
	GROUP TOTAL	40000

	Contract No:	104683
CONTRACT QUANTITY EXHIBIT	Rate Schedule:	NNS
To Agreement Between	Contract Date:	Mar 09, 2000
ANR PIPELINE COMPANY (Transporter)	Amendment Date:
AND THE PEOPLES GAS LIGHT AND COKE COMPANY (Shipper)

Agreement	Priority
Number	Number

** Designated FSS Storage Account Agreement(s): **

34050	01
FROM: Apr 01, 2000	TO: Mar 31, 2003

	Contract No:	104683
CONTRACT QUANTITY EXHIBIT	Rate Schedule:	NNS
To Agreement Between	Contract Date:	Mar 09, 2000
ANR PIPELINE COMPANY (Transporter)	Amendment Date:
AND THE PEOPLES GAS LIGHT AND COKE COMPANY (Shipper)

Agreement	Priority
Number	Number

** NNS Storage Transportation Agreement(s): **

3050	01
FROM: Apr 01, 2000	TO: Mar 31, 2003